ABN AMRO FUNDS
CLASS I SHARES
PROSPECTUS

MARCH 1, 2006

MONTAG & CALDWELL INSTITUTIONAL FUNDS

A DIVERSIFIED, ACTIVELY MANAGED FUND FAMILY WITH AN
INSTITUTIONAL PROCESS-DRIVEN APPROACH TO INVESTING.

NOT FDIC INSURED. NO BANK GUARANTEE. MAY LOSE VALUE.

The Securities and Exchange Commission has not approved or disapproved these or any mutual fund's shares or determined if this prospectus is accurate or complete. Any representation to the contrary is a crime.

                                                [ABN AMRO ASSET MANAGEMENT LOGO]

                                         TICKER SYMBOL
EQUITY FUND

Montag & Caldwell Growth Fund                MCGIX

BALANCED FUND

Montag & Caldwell Balanced Fund              MOBIX

[ABN AMRO FUNDS LOGO]
Thank you for your interest in ABN AMRO Funds (the "Trust"). This prospectus pertains only to Class I shares of Montag & Caldwell Growth Fund and Montag & Caldwell Balanced Fund, members of the ABN AMRO Funds family.

For a list of terms with definitions that you may find helpful as you read this prospectus, please refer to the "Investment Terms" section.

--------------------------------------------------------------------------------
Mutual fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the Federal Deposit Insurance Corporation (FDIC).
--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                                Page

FUND SUMMARIES
  Investment Objectives, Principal Investment Strategies and Risks, Fund Performance

    EQUITY FUND
    Montag & Caldwell Growth Fund                                  3

    BALANCED FUND
    Montag & Caldwell Balanced Fund                                5
  Fund Expenses                                                    7

MORE ABOUT ABN AMRO FUNDS                                          8

    RISK SUMMARY                                                   8

    OTHER INVESTMENT STRATEGIES                                    9

PORTFOLIO HOLDINGS                                                11

INVESTMENT TERMS                                                  12

MANAGEMENT OF THE FUNDS                                           14

    THE ADVISER                                                   14
    Montag & Caldwell, Inc.                                       14

SHAREHOLDER INFORMATION                                           15
    Opening an Account: Buying Shares                             15
    Exchanging Shares                                             18
    Selling/Redeeming Shares                                      19
    Transaction Policies                                          22
    Account Policies and Dividends                                24
    Additional Investor Services                                  24
    Compensation to Intermediaries                                24
    Portfolio Transactions and Brokerage Commissions              24

DIVIDENDS, DISTRIBUTIONS AND TAXES                                25

FINANCIAL HIGHLIGHTS                                              26

GENERAL INFORMATION                                               28

----------------------------------------------------------------------------
No single fund is intended to be a complete investment program, but individual funds can be an important part of a balanced and diversified investment program. Mutual funds have the following general risks:
-  the value of fund shares will fluctuate
-  you could lose money
-  you cannot be certain that a fund will achieve its investment objective
----------------------------------------------------------------------------

Montag & Caldwell Growth Fund

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation and, secondarily, current income, by investing primarily in common stocks and convertible securities.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in common stocks and convertible securities. The portfolio manager uses a bottom-up approach to stock selection and seeks high quality, well-established large-cap companies that:
-  have a strong history of earnings growth
- are attractively priced, relative to the company's potential for above average long-term earnings and revenue growth
-  have strong balance sheets
-  have a sustainable competitive advantage
-  are currently, or have the potential to become, industry leaders
-  have the potential to outperform during market downturns

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund.

GROWTH STYLE RISK: Growth investing involves buying stocks that have relatively high price-to-earnings ratios. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, the Fund's performance may suffer.

LIQUIDITY RISK: When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.

MANAGER RISK: The performance of the Fund is dependent upon the portfolio manager's skill in making appropriate investments. As a result, the Fund may underperform the stock or fixed income market or its peers. Also, the Fund could fail to meet its investment objective.

MARKET RISK: The Fund's share price can move down in response to stock market conditions, changes in the economy or a particular company's stock price changes. An individual stock may decline in value even when the value of stocks in general is rising.

FUND PERFORMANCE

The bar chart shows how the Fund's performance has varied from year to year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.


                         [BAR CHART]

                           CALENDAR YEAR TOTAL RETURN

       32.17%          32.26%    22.90%    (7.07%)  (13.11%)  (22.67%)   17.50%     4.39%     5.65%
        1997            1998      1999      2000      2001      2002      2003      2004      2005

  Best quarter:          12/98    27.08%
  Worst quarter:          3/01   -15.53%

The following table indicates how the Fund's average annual returns for different calendar periods compared to the returns of a broad-based securities market index. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURN
                   (For the periods ended December 31, 2005)

                                                  Since
                         1 Year     5 Years    Inception(a)
---------------------------------------------------------------
Montag & Caldwell
  Growth Fund:
  Return Before
    Taxes                  5.65%     -2.72%        7.60%
  Return After
    Taxes on
    Distributions          5.57%     -2.87%        6.98%
  Return After
    Taxes on
    Distributions
    and Sale of
    Fund Shares            3.79%     -2.36%        6.55%
---------------------------------------------------------------
S&P 500 Index(b)           4.91%      0.54%        8.47%
---------------------------------------------------------------

(a)Inception of Class I shares: June 28, 1996. Index data computed from June 30, 1996.

(b)Reflects no deduction for taxes, expenses or fees.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains. After-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Montag & Caldwell Balanced Fund

INVESTMENT OBJECTIVE

The Fund seeks long-term total return.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in a combination of equity, fixed income and short-term securities. Generally, between 50% and 70% of the Fund's total assets will be invested in equity securities, and at least 25% will be invested in fixed income securities to provide a stable flow of income. The portfolio allocation will vary based upon the portfolio manager's assessment of the return potential of each asset class. For equity investments, the portfolio manager uses a bottom-up approach to stock selection, focusing on high quality, well-established companies that:
-  have a strong history of earnings growth
- are attractively priced, relative to the company's potential for above average long-term earnings and revenue growth
-  have strong balance sheets
-  have a sustainable competitive advantage
-  are currently, or have the potential to become, industry leaders
-  have the potential to outperform during market downturns

When selecting fixed income securities, the portfolio manager strives to maximize total return and minimize risk primarily by actively adjusting the portfolio's duration and sector weightings. Emphasis is also placed on diversification and credit analysis.

The Fund will invest only in fixed income securities with an "A" or better rating. Investments will include:
-  U.S. government securities
-  corporate bonds
-  mortgage/asset-backed securities
-  money market securities and repurchase agreements

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund.

CREDIT RISK: Credit risk (also called default risk) is the risk that the issuer of a security will not be able to make principal and interest payments on a debt issue. The credit ratings of issuers could change and negatively affect the Fund's share price or yield.

GROWTH STYLE RISK: Growth investing involves buying stocks that have relatively high price-to-earnings ratios. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, the Fund's performance may suffer.

INTEREST RATE RISK: If interest rates rise, bond prices will fall. The longer the maturity of a bond, the more sensitive a bond's price will be to changes in interest rates. In other words, a long-term bond (30-year) will have greater price sensitivity than a short-term bond (2-year). Short-term and long-term bond prices and interest rates do not typically move the same amount or for the same reasons.

LIQUIDITY RISK: When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.

MANAGER RISK: The performance of the Fund is dependent upon the portfolio manager's skill in making appropriate investments. As a result, the Fund may underperform the stock or fixed income market or its peers. Also, the Fund could fail to meet its investment objective.

MARKET RISK: The Fund's share price can move down in response to stock market conditions, changes in the economy or a particular company's stock price changes. An individual stock may decline in value even when the value of stocks in general is rising.

PREPAYMENT RISK: Mortgage-backed securities carry prepayment risks. Prices and yields of mortgage-backed securities assume that the underlying mortgages will be paid off according to a preset schedule. If the underlying mortgages are paid off early, such as when homeowners refinance as interest rates decline, the Fund may be forced to reinvest the proceeds in lower yielding, higher priced securities. This may reduce the Fund's total return.

U.S. GOVERNMENT AGENCY SECURITIES RISK: Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury while others, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the issuer or instrumentality. While the U.S. government is able to provide financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. Such securities are neither issued nor guaranteed by the U.S. Treasury.

FUND PERFORMANCE

The bar chart shows how the Fund's performance has varied from year to year over the periods shown. This information may help illustrate the risks of investing in the Fund. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.


                         [BAR CHART]

                           CALENDAR YEAR TOTAL RETURN

       13.10%           (0.50%)      5.27%     (12.10%)     11.95%       3.40%       3.61%
        1999             2000        2001        2002        2003        2004        2005

The following table indicates how the Fund's average annual returns for different calendar periods compared to the returns of broad-based securities market indices. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURN
                   (For the periods ended December 31, 2005)

                                                                Since
                                      1 Year        5 Year   Inception(a)
-----------------------------------------------------------------------------
Montag & Caldwell Balanced
  Fund:
  Return Before Taxes                  3.61%        -0.04%       1.66%
  Return After Taxes on
    Distributions                      3.16%        -0.65%       0.77%
  Return After Taxes on
    Distributions and Sale of
    Fund Shares                        2.54%        -0.37%       0.98%
-----------------------------------------------------------------------------
S&P 500 Index (b)                      4.91%         0.54%       1.77%
-----------------------------------------------------------------------------
Lehman Brothers U.S.
  Government Credit Bond Index
  (b)                                  2.37%         6.11%       5.68%
-----------------------------------------------------------------------------
60% S&P 500 Index/40% Lehman
  Brothers U.S. Government
  Credit Bond Index (b)                3.99%         3.10%       3.66%
-----------------------------------------------------------------------------

(a)Inception of Class I shares: December 31 1998. Index data computed from December 31, 1998.

(b)Reflects no deduction for taxes, expenses or fees.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains. After-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Fund Expenses

As an investor in the Funds, you pay certain indirect fees and expenses, which are described in the table below.

SHAREHOLDER FEES
As a benefit of investing in Class I shares of these Funds, you do not incur any sales loads or exchange fees.

ANNUAL FUND OPERATING EXPENSES
Operating expenses are the normal costs of operating any mutual fund. These expenses are not charged directly to investors. They are paid from a Fund's assets and are expressed as an expense ratio, which is a percentage of average daily net assets.

                                                                                                   TOTAL
                                                              MANAGEMENT          OTHER           EXPENSE
FUND(A)                                                          FEES            EXPENSES          RATIO
Montag & Caldwell Growth                                         0.65%             0.10%           0.75%
Montag & Caldwell Balanced                                       0.75              0.16            0.91

(a)MONTAG & CALDWELL BALANCED FUND offers two classes of shares that invest in the same portfolio of securities. MONTAG & CALDWELL GROWTH FUND offers three classes of shares. Shareholders of Class I shares are not subject to a 12b-1 distribution plan; shareholders of Class N and R shares are subject to a 12b-1 distribution plan; therefore, expenses and performance figures will vary between the classes. The information set forth in the table above and the example below relates only to Class I shares, which are offered in this prospectus. Class N and R shares are offered in separate prospectuses.

EXAMPLE
This hypothetical example shows the operating expenses you would incur as a shareholder if you invested $10,000 in a Fund over the time periods shown and you redeem all your shares at the end of the period. The example assumes you reinvested all dividends and distributions, that the average annual return was 5% and that operating expenses remained the same. The example is for comparison purposes only and does not represent a Fund's actual or future expenses and returns.

FUND                                                          1 YEAR         3 YEARS         5 YEARS         10 YEARS
Montag & Caldwell Growth                                       $77            $240            $417            $  930
Montag & Caldwell Balanced                                      93             290             504             1,120

More About ABN AMRO Funds

RISK SUMMARY

The following chart compares the principal risks of investing in each Fund. More information about the risks associated with investing in the Funds can also be found in the Statement of Additional Information (SAI).

               FUND                    CREDIT       GROWTH      INTEREST    LIQUIDITY     MANAGER       MARKET     PREPAYMENT
                                                    STYLE         RATE

Montag & Caldwell Growth                              X                         X            X            X
Montag & Caldwell Balanced               X            X            X            X            X            X            X

               FUND                     U.S.
                                     GOVERNMENT
                                       AGENCY
                                     SECURITIES
Montag & Caldwell Growth
Montag & Caldwell Balanced               X

X = Risk factor applicable to a Fund.

OTHER INVESTMENT STRATEGIES

In addition to the principal investment strategies described in the Fund summaries, there may be times when the Funds use secondary investment strategies in seeking to achieve investment objectives. These strategies may involve additional risks and apply to each Fund unless otherwise indicated. Please see page 11 for investment strategies applicable to each Fund and page 12 for definitions of investment terms.

ADRS/EDRS/GDRS
The Funds may invest in foreign securities in the form of depositary receipts and/or securities traded directly on U.S. exchanges. Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They can include American Depositary Receipts (ADRs), which are traded on U.S. exchanges and are U.S. dollar-denominated, European Depositary Receipts (EDRs), which are traded on European exchanges and may not be denominated in the same currency as the security they represent and Global Depositary Receipts (GDRs), which are issued globally and evidence a similar ownership arrangement.

Although ADRs, EDRs and GDRs do not eliminate the risks inherent in investing in the securities of foreign issuers, which include market, political, currency and regulatory risk, by investing in ADRs, EDRs or GDRs rather than directly in securities of foreign issuers, a Fund may avoid currency risks during the settlement period for purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, in which standards are more uniform and more exacting than those to which many foreign issuers may be subject. The Funds may invest in ADRs sponsored or unsponsored by the issuer of the underlying security. In the case of an unsponsored ADR, the Funds may bear higher expenses and encounter greater difficulty in receiving shareholder communications than they would have with a sponsored ADR.

ASSET-BACKED SECURITIES
Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset backed security. Asset-backed securities may take the form of notes or pass through certificates. Asset-backed securities have prepayment risks.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)
CMOs are fixed income securities secured by mortgage loans and other mortgage-backed securities. CMOs carry general fixed income securities risks and risks associated with mortgage-backed securities.

COMMERCIAL PAPER
Commercial paper are short-term fixed income securities issued by banks, corporations and other borrowers. There is the risk that the issuer of the commercial paper will not be able to make principal and/or interest payments.

COMMON STOCKS
Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings may influence the value of its common stock.

CONVERTIBLE SECURITIES
Convertible securities are fixed income or equity securities that pay interest or dividends and that may be exchanged on certain terms into common stock of the same corporation.

Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. There is the risk that the issuer of the security will not be able to make principal and/or interest payments as well as the risk that the holder of the security may not take advantage of the convertible features in the appropriate time frame.

CORPORATE DEBT SECURITIES
Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. A Fund may also purchase interests in bank loans made to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

DEBENTURES
Debentures are bonds or promissory notes that are secured by the general credit of the issuer, but not secured by specific assets of the issuer. There is the risk that the issuer of the security will not be able to make principal and/or interest payments.

DEFENSIVE STRATEGY
There may be times when a Fund takes temporary positions that may not achieve its investment objective or follow its principal investment strategies for defensive reasons. This includes investing all or a portion of its total assets in cash or cash equivalents, such as money market securities and repurchase agreements. Although a Fund would do this in seeking to avoid losses, following a defensive strategy could reduce the benefit from any market upswings.

DERIVATIVES
The Funds may engage in derivatives for hedging purposes, to maintain liquidity or in anticipation of changes in portfolio composition. The Funds will not engage in derivative investments purely for speculative purposes. Derivatives have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts, swaps and related products.

Hedging involves using derivatives to offset a potential loss in one position by establishing an interest in an opposite position. Any loss generated by the derivative should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. A Fund may realize a loss if interest rates, security prices or indices move in the opposite direction than the portfolio manager anticipates.

FIXED INCOME SECURITIES
Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields. The Equity Fund may invest in fixed income securities to offset the volatility of the stock market. Fixed income securities provide a stable flow of income for a Fund.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

OTHER INVESTMENT COMPANIES
The Funds may invest in securities of other investment companies, including exchange-traded funds (ETFs) and closed-end funds. An ETF is an investment company that seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter. The risks of investment in other investment companies typically reflect the risk of the types of securities in which the funds invest. Investments in ETFs and closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their net asset value per share. When a Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company's fees and expenses as well as their share of the Fund's fees and expenses.

PREFERRED STOCKS
Preferred stocks are stocks that pay dividends at a specified rate. Dividends are paid on preferred stocks before they are paid on common stocks. In addition, preferred stockholders have priority over common stockholders as to the proceeds from the liquidation of a company's assets, but are subordinate to the claims of all creditors.

REPURCHASE AGREEMENTS
Repurchase agreements, or repos, are transactions in which a security (usually a government security) is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually the next day. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its right to realize upon the security. Additionally, a Fund may incur a loss if the value of the security should decline, as well as any disposition costs in liquidating the security.

RULE 144A SECURITIES
Rule 144A securities are restricted securities that can be sold to qualified institutional buyers under the Securities Act of 1933. Investing in Rule 144A securities may increase the illiquidity of a Fund's investments in the event that an adequate trading market does not exist for these securities. To the extent there is an adequate trading market for lower-rated securities, Rule 144A securities generally are not subject to an increase in illiquidity.

U.S. GOVERNMENT SECURITIES
These are fixed income obligations of the U.S. government and its various agencies. U.S. government securities issued by the U.S. Treasury (bills, notes and bonds) are backed by the full faith and credit of the federal government. Some government securities not issued by the U.S. Treasury also carry the government's full faith and credit backing on principal or interest payments. Some securities are backed by the issuer's right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization. All government securities are considered highly creditworthy. This guarantee, however, does not extend to the market price for such securities which can fluctuate.

OTHER INVESTMENT STRATEGIES

                    FUND                       ADRs/EDRs/GDRs   Asset/Mortgage      CMOs      Commercial   Convertible
                                                                    Backed                      Paper      Securities
                                                                  Securities                     and
                                                                                              Securities
                                                                                                  of
                                                                                                Other
                                                                                              Investment
                                                                                              Companies
Montag & Caldwell Growth Fund                       X                                             X            XP
Montag & Caldwell Balanced Fund                     X                XP              X            X            XP

                    FUND                       Corporate    Debentures   Defensive    Derivatives     Equity       Fixed
                                                  Debt                    Strategy     (Options,    Securities     Income
                                               Securities                              Forwards,                 Securities
                                                                                       Futures,
                                                                                        Swaps)

Montag & Caldwell Growth Fund                      X            X            X            X             XP           X
Montag & Caldwell Balanced Fund                    XP           X            X            X             XP           XP

                    FUND                       Preferred    Repurchase      Rule         U.S.
                                                 Stocks     Agreements      144A      Government
                                                                         Securities   Securities

Montag & Caldwell Growth Fund                      X            X            X            X
Montag & Caldwell Balanced Fund                    X            X            X            XP

X = Investment strategy applicable to a Fund.

P = Components of a Fund's principal investment strategy.

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of each Fund's portfolio holdings is available in the SAI and on our Web site at www.abnamrofunds.com.

Investment Terms

The following is a list of terms with definitions that you may find helpful as you read this prospectus.

ASSET-BACKED SECURITIES. Securities that represent a participation in, or are secured by and payable from, payments generated by credit cards, motor vehicle or trade receivables and the like.

BOTTOM-UP INVESTING. An investing approach in which securities are researched and chosen individually with less consideration given to economic or market cycles.

COMMERCIAL PAPER. Short-term fixed income securities issued by banks, corporations and other borrowers.

CORPORATE BONDS. Fixed income securities issued by corporations.

DEBENTURES. Bonds or promissory notes that are secured by the general credit of the issuer, but not secured by specific assets of the issuer.

DIVERSIFICATION. The practice of investing in a broad range of securities to reduce risk.

DURATION. A calculation of the average life of a bond (or portfolio of bonds) that is a useful measure of a bond's price sensitivity to interest rate changes. The higher the duration number, the greater the risk and reward potential of the bond.

EQUITY SECURITIES. Ownership interests in corporations and other entities, such as: common stocks, preferred stocks, convertible securities, rights and warrants.

EXPENSE RATIO. A fund's cost of doing business, expressed as a percentage of its net assets and disclosed in a prospectus.

FIXED INCOME SECURITIES. Bonds and other securities that are used by issuers to borrow money from investors. Typically, the issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at a specified time in the future (maturity).

GROWTH STYLE INVESTING. An investing approach that involves buying stocks of companies that are generally industry leaders with above-average, sustainable growth rates. Typically, growth stocks are the stocks of the fastest growing companies in the most rapidly growing sectors of the economy. Growth stock valuation levels (e.g., price-to-earnings ratio) will generally be higher than value stocks.

INVESTMENT OBJECTIVE. The goal that an investor and a mutual fund seek together. Examples include current income, long-term capital growth, etc.

ISSUER. The company, municipality or government agency that issues a security, such as a stock, bond or money market security.

LARGE-CAP STOCKS. Stocks issued by large companies. Unless otherwise defined by a fund manager or the Adviser, a large-cap company is defined as one with a market capitalization of $5 billion or more. Typically, large-cap companies are established, well-known companies; some may be multinationals.

LEHMAN BROTHERS U.S. GOVERNMENT CREDIT BOND INDEX. An unmanaged index that includes U.S. Government and investment-grade corporate securities with at least one year to maturity.

MANAGEMENT FEE. The amount that a mutual fund pays to the investment adviser for its services.

MONEY MARKET SECURITIES. Short-term fixed income securities of federal and local governments, banks and corporations.

MORTGAGE-BACKED SECURITIES. Securities issued by governmental agencies, such as Ginnie Mae, Fannie Mae and the Federal Home Loan Mortgage Corporation (Freddie
Mac), or by private entities that represent collections (pools) of commercial and residential mortgages.

MUTUAL FUND. An investment company that stands ready to buy back its shares at their current net asset value. Most mutual funds continuously offer new shares to investors.

NET ASSET VALUE (NAV). The per share value of a mutual fund, found by subtracting the fund's liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once a day.

NO-LOAD FUND. A mutual fund whose shares are sold without a sales charge and without a 12b-1 fee of more than 0.25% per year.

REPURCHASE AGREEMENTS (REPOS). Transactions in which a security (usually a government security) is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually the next day.

RISK/REWARD TRADE-OFF. The principle that an investment must offer higher potential returns as compensation for the likelihood of increased volatility.

STANDARD & POOR'S (S&P) 500 INDEX. An unmanaged index of 500 widely traded industrial, transportation, financial and public utility stocks.

TOTAL RETURN. A measure of a fund's performance that encompasses all elements of return: dividends, capital gains distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming investment of dividends and capital gains distributions, expressed as a percentage of the initial investment.

U.S. GOVERNMENT SECURITIES. Fixed income obligations of the U.S. government and its various agencies. U.S. government securities issued by the U.S. Treasury (bills, notes and bonds) are backed by the full faith and credit of the federal government. Some government securities not issued by the U.S. Treasury also carry the government's full faith and credit backing on principal or interest payments. Some securities are backed by the issuer's right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization. All government securities are considered highly creditworthy.

YIELD. A measure of net income (dividends and interest) earned by the securities in the fund's portfolio, less the fund's expenses, during a specified period. A fund's yield is expressed as a percentage of the maximum offering price per share on a specified day.

Management of the Funds

THE ADVISER

The Funds have an Adviser that provides management services pursuant to an investment advisory agreement between each Fund and the Adviser. Under the agreement, the Adviser is paid an annual management fee by each Fund for its services based on the average daily net assets of the Fund. The agreement between each Fund and its Adviser may be terminated at any time by the Fund or the Adviser upon 60 days' written notice to the other party. A Fund may effect termination by an action of the Board of Trustees or by a vote of a majority of the Fund's outstanding voting securities. The accompanying information highlights each Fund and its portfolio manager and his investment experience and the management fee paid by each Fund for the most recent fiscal year.

A discussion regarding the Board's basis for approving the Funds' investment advisory agreements is available in the Funds' shareholder report dated April 30, 2005.

MONTAG & CALDWELL, INC.
Montag & Caldwell, Inc. is the Adviser to MONTAG & CALDWELL GROWTH FUND and MONTAG & CALDWELL BALANCED FUND and is located at 3455 Peachtree Road N.E., Suite 1200, Atlanta, Georgia 30326. The firm was founded in 1945 and is a member of the ABN AMRO group of companies. As of December 31, 2005, Montag & Caldwell managed approximately $22.8 billion in assets.

FUND NAME            PORTFOLIO MANAGER                INVESTMENT EXPERIENCE
Montag & Caldwell    Ronald E. Canakaris, CIC, CFA    Portfolio Manager since the Funds' inceptions in 1994;
  Growth Fund                                         President, Chief Executive Officer and Chief Investment
Montag & Caldwell                                     Officer of Montag & Caldwell. He has been with the firm
  Balanced Fund                                       since 1972 and is responsible for developing the firm's
                                                      investment process. He has a BS and BA from the University of Florida.

Additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in each Fund is available in the SAI.

                                                                                                   MANAGEMENT FEE PAID FOR
                                                                                                 FISCAL YEAR ENDED 10/31/05
FUND NAME                                           GROSS MANAGEMENT FEE                       (AS A PERCENTAGE OF NET ASSETS)
Montag & Caldwell Growth Fund                    First $800 million    0.80%                                0.65%
                                                 Over $800 million     0.60%
Montag & Caldwell Balanced Fund                                        0.75%                                0.75%

Shareholder Information

OPENING AN ACCOUNT

-  Read this prospectus carefully.
- Determine how much you want to invest. The minimum initial investment requirements for Class I shares of each Fund are as follows:
   o  Montag & Caldwell Growth Fund: $5 million
   o  Montag & Caldwell Balanced Fund: $1 million
- Balances can be aggregated to meet the minimum initial investment requirements for the accounts of:
   o  clients of a financial consultant
   o immediate family members (i.e., a person's spouse, parents, children, siblings and in-laws)
   o  a corporation or other legal entity
-  Minimum initial investment requirements may be waived:
   o for affiliates, Trustees and employees of the Advisers or their affiliated companies with a "letter of intent." This letter would explain how the investor/financial consultant would purchase shares over a Board-approved specified period of time to meet the minimum investment requirement
- Purchase, exchange and redemption requests received and processed before 4:00 ET receive that business day's closing NAV. Trades received and processed after 4:00 ET receive the following business day's NAV.
- Complete the account application and carefully follow the instructions. If you have any questions, please call 800 992-8151. Remember to complete the "Purchase, Exchange and Redemption Authorization" section of the account application to establish your account privileges and to avoid any delay and inconvenience of having to request these in writing at a later date.
-  Make your initial investment using the following table as a guideline.
-  All account openings and subsequent investment requests must be in "good order".
----------------------------------------------------------------
BUY, EXCHANGE AND SELL REQUESTS ARE IN "GOOD ORDER" WHEN
-  The account number and Fund name are included.
-  The amount of the transaction is specified in dollars or shares.
- Signatures of all owners appear exactly as they are registered on the account in original form, as photocopies are not acceptable.
-  Any required Medallion Signature Guarantees are included.
- Other supporting legal documents (as necessary) are present, including such requirements for written requests as described on page 21.
----------------------------------------------------------------

                                                                      TO ADD TO AN ACCOUNT
BUYING SHARES                   TO OPEN AN ACCOUNT                    (NO MINIMUM FOR SUBSEQUENT INVESTMENTS)
BY MAIL                         - Complete and sign your              - Return the investment slip from a statement with your
                                  application.                          check in the envelope provided and mail to us at the
ABN AMRO FUNDS                  - Make your check payable to ABN        address at the left.
P.O. BOX 9765                     AMRO Funds and mail to us at the    - We accept checks, bank drafts, money orders, wires and
PROVIDENCE, RI 02940              address at the left.                  ACH for purchases (see "Other Features" on p. 22).
                                - We accept checks, bank drafts,        Checks must be drawn on U.S. banks. There is a minimum
OVERNIGHT DELIVERY                money orders, wires and ACH for       $20 charge for returned checks.
                                  purchases. Checks must be drawn     - Give the following wire/ACH information to your bank:
ABN AMRO FUNDS                    on U.S. banks to avoid any fees       Mellon Trust of New England
101 SABIN STREET                  or delays in processing.              ABA #01-10-01234
PAWTUCKET, RI 02860             - We do not accept travelers,           For: ABN AMRO Funds
                                  temporary, post-dated, credit         A/C 140414
                                  card courtesy, second or third        FBO "ABN AMRO Fund Number"
                                  party checks (which are checks        "Your Account Number"
                                  made payable to someone other         Include your name, account number, taxpayer
                                  than the Funds).                      identification number or social security number,
                                                                        address and the Fund(s) you wish to purchase in the
                                                                        wire instructions.
                                                                      - We do not accept travelers, temporary, post-dated,
                                                                        credit card courtesy, second or third party checks
                                                                        (which are checks made payable to someone other than
                                                                        the Funds).
                                                                      - For your protection, our current internet capabilities
                                                                        allow you to check balances and transfer monies only
                                                                        between Funds. Please contact us via mail with a
                                                                        signed letter of instruction for all other changes to
                                                                        your account.

                                                                      TO ADD TO AN ACCOUNT
BUYING SHARES                   TO OPEN AN ACCOUNT                    (NO MINIMUM FOR SUBSEQUENT INVESTMENTS)


BY PHONE                        - Obtain a Fund and account number    - Verify that your bank or credit union is a member of
                                  by calling ABN AMRO Funds at the      the ACH.
800 992-8151                      number at the left.                 - To place your request with an Investor Services
                                - Instruct your bank (who may           Associate, call between 9 a.m. and 7 p.m. ET,
                                  charge a fee) to wire or ACH the      Monday - Friday.
                                  amount of your investment.          - You should complete the "Bank Account Information"
                                - Give the following wire/ACH           section on your account application.
                                  information to your bank:           - When you are ready to add to your account, call ABN
                                                                        AMRO Funds and tell the representative the Fund name,
                                  Mellon Trust of New England           account number, the name(s) in which the account is
                                  ABA #01-10-01234                      registered and the amount of your investment.
                                  For: ABN AMRO Funds                 - Instruct your bank (who may charge a fee) to wire or
                                  A/C 140414                            ACH the amount of your investment.
                                  FBO "ABN AMRO Fund Number"          - Give the following wire/ACH information to your bank:
                                  "Your Account Number"                 Mellon Trust of New England
                                - Return your completed and signed      ABA #01-10-01234
                                  application to:                       For: ABN AMRO Funds
                                                                        A/C 140414
                                  ABN AMRO Funds                        FBO "ABN AMRO Fund Number"
                                  P.O. Box 9765                         "Your Account Number"
                                  Providence, RI 02940
                                                                        Include your name, account number, taxpayer
                                                                        identification number or social security number,
                                                                        address and the Fund(s) you wish to purchase in the
                                                                        wire instructions.

BY INTERNET                     - Download the appropriate account    - Verify that your bank or credit union is a member of
                                  application(s) from our Web           the ACH.
WWW.ABNAMROFUNDS.COM              site.                               - Complete the "Purchase, Exchange and Redemption
                                - Complete and sign the                 Authorization" section of your account application.
                                  application(s). Make your check     - Obtain a Personal Identification Number (PIN) from ABN
                                  payable to ABN AMRO Funds and         AMRO Funds for use on ABN AMRO Funds' Web site if you
                                  mail it to the address under "By      have not already done so. To obtain a PIN, please call
                                  Mail" above.                          800 992-8151.
                                                                      - When you are ready to add to your account, access your
                                                                        account through ABN AMRO Funds' Web site and enter
                                                                        your purchase instructions in the highly secure area
                                                                        for shareholders only called "Account Access." ACH
                                                                        purchases on the Internet may take 3 to 4 business
                                                                        days.

EXCHANGING SHARES


After you have opened an account with us, you can exchange your shares within ABN AMRO Funds to meet your changing investment goals or other needs. This privilege is not designed for frequent trading and may be difficult to implement in times of drastic market changes.
----------------------------------------------------------------
HOW DOES AN EXCHANGE TAKE PLACE?
When you exchange your shares, you authorize the sale of your shares in one Fund to purchase shares of another Fund. In other words, you are requesting a sale and then a purchase. The exchange of your shares may be a taxable event for you and may subject you to a redemption fee.
----------------------------------------------------------------

You can exchange shares from one ABN AMRO Fund to another within the same class of shares. (For example, from Montag & Caldwell Growth Fund Class I shares to Montag & Caldwell Balanced Fund Class I shares.) All exchanges to open new fund accounts must meet the minimum initial investment requirements. Exchanges may be made by mail, through the Internet or by phone at 800 992-8151 if you chose this option when you opened your account. For federal income tax purposes, in non-retirement accounts, each exchange into a different Fund is treated as a sale and a new purchase.

The Funds reserve the right to limit, impose charges upon, terminate or otherwise modify the exchange privilege by sending written notice to shareholders. All exchange requests must be in "good order."

SELLING/REDEEMING SHARES

Once you have opened an account with us, you can sell your shares to meet your changing investment goals or other needs. The following table shows guidelines for selling shares.

SELLING SHARES                  DESIGNED FOR...                       TO SELL SOME OR ALL OF YOUR SHARES...
BY MAIL                         - Accounts of any type                - Write and sign a letter of instruction indicating the
                                - Sales or redemptions of any size      Fund name, Fund number, your account number, the
ABN AMRO FUNDS                  - (For redemptions over $50,000,        name(s) in which the account is registered and the
P.O. BOX 9765                     please see Medallion Signature        dollar value or number of shares you wish to sell.
PROVIDENCE, RI 02940              Guarantee on the next page)         - Include all signatures and any additional documents
                                                                        that may be required (see "Selling Shares in Writing"
OVERNIGHT DELIVERY                                                      on page 20). Signatures must be in original form, as
                                                                        photocopies are not accepted.
ABN AMRO FUNDS                                                        - Mail to us at the address at the left.
101 SABIN STREET                                                      - A check will be mailed to the name(s) and address in
PAWTUCKET, RI 02860                                                     which the account is registered. If you would like the
                                                                        check mailed to a different address, you must write a
                                                                        letter of instruction and have it Medallion Signature
                                                                        Guaranteed.
                                                                      - Proceeds may also be sent by wire or ACH (see "Other
                                                                        Features" on page 21).

BY PHONE                        - Non-retirement accounts             - For automated service 24 hours a day using your
                                - Sales of up to $50,000 (for           touch-tone phone, call us at the number to the left.
800 992-8151                      accounts with telephone account     - To place your request with an Investor Services
                                  privileges)                           Associate, call between 9 am and 7 pm ET,
                                                                        Monday - Friday.
                                                                      - A check will be mailed to the name(s) and address in
                                                                        which the account is registered. If you would like the
                                                                        check mailed to a different address, you must write a
                                                                        letter of instruction and have it Medallion Signature
                                                                        Guaranteed.
                                                                      - Proceeds may also be sent by wire or ACH (see "Other
                                                                        Features" on page 21).
                                                                      - The Funds reserve the right to refuse any telephone
                                                                        sales request and may modify the procedures at any
                                                                        time. The Funds make reasonable attempts to verify
                                                                        that telephone instructions are genuine, but you are
                                                                        responsible for any loss that you may incur from
                                                                        telephone requests.

SELLING SHARES                  DESIGNED FOR...                       TO SELL SOME OR ALL OF YOUR SHARES...

BY INTERNET                     - Non-retirement accounts             - Complete the "Purchase, Exchange and Redemption
                                                                        Authorization" section of your account application.
WWW.ABNAMROFUNDS.COM                                                  - Obtain a Personal Identification Number (PIN) from ABN
                                                                        AMRO Funds (800 992-8151) for use on ABN AMRO Funds'
                                                                        Web site if you have not already done so.
                                                                      - When you are ready to redeem a portion of your
                                                                        account, access your account through ABN AMRO Funds'
                                                                        Web site and enter your redemption instructions in the
                                                                        highly secure area for shareholders only called
                                                                        "Account Access." A check for the proceeds will be
                                                                        mailed to you at the address of record.
                                                                      - Proceeds may also be sent by wire or ACH (see "Other
                                                                        Features" on page 21).

SELLING SHARES IN WRITING

In certain circumstances, you must make your request to sell shares in writing. You may need to include a Medallion Signature Guarantee (which protects you against fraudulent orders) and additional items with your request, as shown in the table below.
WE REQUIRE MEDALLION SIGNATURE GUARANTEES IF:
-  your address of record has changed within the past 30 days
- you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s) or other than wire or ACH sent to the bank account of the registered owner(s)
----------------------------------------------------------------
WHAT IS A MEDALLION SIGNATURE GUARANTEE?
A Medallion Signature Guarantee verifies the authenticity of your signature and may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion Program recognized by the Securities Transfer Association.

Medallion Signature Guarantees help ensure that major transactions or changes to your account are in fact authorized by you. For example, we require a Medallion Signature Guarantee on written redemption requests for more than $50,000. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.

A NOTARY PUBLIC STAMP OR SEAL CANNOT BE SUBSTITUTED FOR A MEDALLION SIGNATURE GUARANTEE.
----------------------------------------------------------------

SELLER                  REQUIREMENTS FOR WRITTEN REQUESTS
Owners of               - Letter of instruction
individual, joint,      - On the letter, the signatures and titles of all persons
sole proprietorship,      authorized to sign for the account, exactly as the account
UGMA/UTMA, or             is registered, must be in original form, as photocopies
general partner           are not accepted
accounts                - MEDALLION SIGNATURE GUARANTEE, if applicable (see previous page for more details)
Owners of corporate     - Letter of instruction
or association          - Corporate resolution certified within the past 12 months
accounts                - On the letter, the signatures and titles of all persons
                          authorized to sign for the account, exactly as the account is registered, must be in original form, as photocopies
                          are not accepted
                        - MEDALLION SIGNATURE GUARANTEE, if applicable (see previous page for more details)
Owners or trustees      - Letter of instruction
  of trust accounts     - On the letter, the signature of the trustee(s) must be in original form, as photocopies are not accepted
                        - If the names of all trustees are not registered on the
                          account, a copy of the trust document certified within the past 12 months
                        - MEDALLION SIGNATURE GUARANTEE, if applicable (see previous page for more details)
Joint tenancy           - Letter of instruction signed by the surviving tenant must
shareholders whose        be in original form, as photocopies are not accepted
co-tenants are          - Copy of death certificate
deceased                - MEDALLION SIGNATURE GUARANTEE, if applicable (see previous page for more details)
Executors of            - Letter of instruction signed by executor must be in
  shareholder             original form, as photocopies are not accepted
  estates               - Copy of order appointing executor
                        - MEDALLION SIGNATURE GUARANTEE, if applicable (see previous page for more details)
Administrators,         - Call 800 992-8151 for instructions
conservators,
guardians and other
sellers or account
types not listed
above
IRA accounts            - IRA distribution request form completed and signed. Call
                          800 992-8151 for a form.

In addition to the situations described above, ABN AMRO Funds may require Medallion Signature Guarantees in other circumstances based on the amount of redemption request or other factors.

OTHER FEATURES
The following other features are also available to buy and sell shares of the Funds.

WIRE. To purchase and sell shares via the Federal Reserve Wire System:
- You must authorize ABN AMRO Funds to honor wire instructions before using this feature. Complete the appropriate section on the application when opening your account or call 800 992-8151 to add the feature after your account is opened. Call 800 992-8151 before your first use to verify that this feature is set up on your account.
- To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.
- For accounts with existing wire instructions, wire redemptions may be placed over the phone. However, any changes made to existing wire instructions will only be accepted with a Medallion Signature Guaranteed letter of instruction.

AUTOMATED CLEARING HOUSE (ACH). To transfer money between your bank account and your ABN AMRO Funds account(s):
- You must authorize ABN AMRO Funds to honor ACH instructions before using this feature. Complete the appropriate section on the application when opening your account or call 800 992-8151 to add the feature after your account is opened. Call 800 992-8151 before your first use to verify that this feature is set up on your account.

- Most transfers are completed within three business days of your call. ACH purchases will receive the NAV calculated on the day the money is received.
- There is no fee to your account for this transaction and generally, no fee from your bank.

REDEMPTIONS IN KIND
The Funds have elected, under Rule 18f-1 under the Investment Company Act of 1940, as amended, to pay sales proceeds in cash up to $250,000 or 1% of each Fund's total value during any 90-day period for any one shareholder, whichever is less.

Larger redemptions may be detrimental to existing shareholders. While we intend to pay all sales proceeds in cash, we reserve the right to make higher payments to you in the form of certain marketable securities of the Fund. This is called a "redemption in kind." You may pay certain sales charges related to a redemption in kind, such as brokerage commissions, when you sell the securities. Redemptions in kind are taxable events for federal income tax purposes in the same manner as when sales proceeds are paid in cash.

INVOLUNTARY CONVERSIONS
To reduce expenses, we may transfer your account to a different class if its value falls below the minimum initial investment. We will give you 30 days notice before we convert your shares. This gives you an opportunity to purchase enough shares to raise the value of your fund position above the minimum initial investment to avoid transferring your account to a different class. We will not convert fund positions in IRAs, custodial accounts for minors, or in cases where the Board has approved a "letter of intent." Redemption fees will not be assessed on involuntary conversions.

TRANSACTION POLICIES

CALCULATING SHARE PRICE
When you buy, exchange or sell shares, the net asset value (NAV) next determined is used to price your purchase or sale. The NAV for each share class of a Fund is determined each business day at the close of regular trading on the New York Stock Exchange, Inc. (NYSE) (typically 4 p.m. Eastern Time (ET)) by dividing a class's net assets by the number of its shares outstanding. Currently, the Funds observe the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Generally, market quotes are used to price securities. If market quotations are not available or are deemed unreliable, securities are valued at fair value as determined by the Adviser in accordance with guidelines adopted and periodically reviewed by the Board of Trustees. These circumstances may arise, for instance, when trading in a security is suspended, the exchange or market on which a security is traded closes early, or the trading volume in a security is limited, calling into question the reliability of market quotations. In such a case, the Fund's value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon such security's sale. The Board of Trustees receives a report of any actions taken under the Funds' fair valuation procedures.

Quotations of foreign securities denominated in foreign currency are converted to U.S. dollar equivalents using foreign exchange quotations received from independent dealers. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE may not be reflected in the calculation of NAV. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the Adviser in accordance with guidelines adopted by the Board of Trustees.

EXECUTION OF REQUESTS
Each Fund is open on each business day that the NYSE is open for trading. The NYSE is not open on weekends or national holidays. Buy, exchange and sell requests are executed at the NAV next calculated after ABN AMRO Funds or an authorized broker or designee receives your mail, telephone or Internet request in "good order." Purchase orders and redemption requests must be received by the close of regular trading on the NYSE (typically 4 p.m. (ET)) for same day processing. On days which the Federal Reserve Cash Settlement System closes earlier than normal, these times may be accelerated. Sales proceeds are normally sent the next business day, but are always sent within seven days of receipt of a request in "good order." Brokers and their authorized designees are responsible for forwarding purchase orders and redemption requests to the Funds.

Shares of ABN AMRO Funds can also be purchased through broker-dealers, banks and trust departments that may charge you a transaction or other fee for their services. These fees are not charged if you purchase shares directly from ABN AMRO Funds.

A Fund may be required to "freeze" your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

ABN AMRO Funds reserve the right to:
- refuse any purchase or exchange of shares if it could adversely affect a Fund or its operations;
-  suspend the offering of Fund shares;

- change the initial and additional investment minimums or to waive these minimums for any investor;
- delay sending you your sales proceeds for up to 15 days if you purchased shares by check. A minimum $20 charge will be assessed if any check used to purchase shares is returned;
-  change, withdraw or waive various services, fees and account policies.

CUSTOMER IDENTIFICATION PROGRAM
Federal law requires ABN AMRO Funds to obtain, verify and record identifying information for each investor who opens or reopens an account with ABN AMRO Funds. An investor may be an individual or a person other than an individual (such as a corporation, partnership or trust). Such identifying information may include the name, residential or business street address, principal place of business, local office or other physical location (for a person other than an individual), date of birth (for an individual), social security or taxpayer identification number or other identifying information. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, ABN AMRO Funds reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or
(b) to refuse an investment in ABN AMRO Funds or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. ABN AMRO Funds and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

SHORT-TERM AND EXCESSIVE TRADING
The Funds are designed for long-term investors. Each Fund discourages and does not knowingly accommodate short-term and excessive trading. Such trading increases brokerage and administrative costs, may result in increased taxable gains to remaining shareholders and may disrupt portfolio management. For example, the Funds may be unable to effectively invest the proceeds from certain purchase or exchange requests under certain market conditions or may incur losses on the sale of investments. These risks may be more pronounced for Funds investing in securities that are more difficult to value or that are susceptible to pricing arbitrage (e.g., foreign securities, high yield securities and small cap securities). Thus, such trading may negatively impact the Funds' NAVs and result in dilution to long-term shareholders.

In an effort to protect long-term shareholders, the Funds' Board of Trustees has adopted policies and procedures which seek to deter short-term trading and excessive trading and to detect such trading activity at levels that may be detrimental to the Funds. These policies and procedures include the following:
- The Funds have adopted certain fair valuation practices intended to protect the Funds from time zone arbitrage with respect to foreign securities and other trading practices that seek to exploit stale prices;
-  The Funds reserve the right to:
  - Reject any purchase, including exchange purchases, that could adversely affect the Funds or their operations;
  - Limit, impose charges upon, terminate or otherwise modify the exchange privilege of any shareholder deemed to be engaged in activities that may be detrimental to the Funds;
  - Reject any purchase, including exchange purchases, from investors if there appears to be evidence of short-term trading or excessive trading;
  - Permanently prevent future purchases and exchanges from occurring in accounts where short-term trading or excessive trading is apparent.

In making the determination to exercise these rights, the Funds may consider an investor's trading history in the Funds and accounts under common ownership or control. The Funds seek to employ reasonable measures to detect short-term and excessive trading at levels that may be detrimental to the Funds. Accordingly, the Funds use certain materiality and volume thresholds in applying the policies and procedures, but otherwise seek to apply the policies and procedures uniformly to all shareholders other than those who hold shares through omnibus accounts. While the Funds notify intermediaries of and request that they enforce these policies and procedures, the Funds cannot directly control activity through all channels and are dependent on intermediaries to enforce the Funds' policies and procedures. In certain cases, intermediaries may be unable to implement these policies or may not be able to implement them in the same manner as the Funds due to system or other constraints or issues. Shareholders who invest through omnibus accounts may be subject to policies and procedures that differ from those applied by the Funds to direct shareholders. The Funds reserve the right to limit an intermediary's future access to the Funds, up to and including termination of the Selling Agreement held with said intermediary. There is no assurance that the Funds' policies and procedures will be effective in limiting and deterring short-term and excessive trading in all circumstances.

ACCOUNT POLICIES AND DIVIDENDS

ACCOUNT STATEMENTS
In general, you will receive quarterly account statements. In addition, you will also receive account statements:
- after every transaction that affects your account balance (except for dividend reinvestments, automatic investment plans or systematic withdrawal plans);
-  after any change of name or address of the registered owner(s).

ABN AMRO Funds may charge a fee for certain services, such as providing historical account documents.

MAILINGS TO SHAREHOLDERS
To help reduce Fund expenses and environmental waste, ABN AMRO Funds combines mailings for multiple accounts going to a single household by delivering Fund financial reports (annual and semi-annual reports, prospectuses, etc.) in a single envelope. If you do not want us to continue consolidating your Fund mailings and would prefer to receive separate mailings with multiple copies of Fund reports, please call one of our Investor Services Associates at 800 992-8151.

DIVIDENDS AND DISTRIBUTIONS
The Funds distribute income dividends and net capital gains distributions. Income dividends represent the earnings from a Fund's investment less its expenses; capital gains generally occur when a Fund sells a portfolio security for more than the original purchase price. The Funds will declare and pay dividends quarterly and distribute capital gains, if any, at least once a year, in December.

DIVIDEND AND DISTRIBUTION REINVESTMENTS
Many investors have their dividends and distributions reinvested in additional shares of the same fund. If you choose this option, or if you do not indicate a choice, your dividends and distributions will be automatically reinvested on the dividend payable date. You can also choose to have a check for your dividends and distributions mailed to you by choosing this option on your account application.

UNCASHED CHECKS
Checks should be cashed upon receipt, as we will not pay interest on uncashed checks.

ADDITIONAL INVESTOR SERVICES

ABN AMRO FUNDS WEB SITE
ABN AMRO Funds maintains a Web site located at http://www.abnamrofunds.com. You can purchase, exchange and redeem shares and access information such as your account balance and the Funds' NAVs through our Web site. In order to engage in shareholder transactions on our Web site, you must obtain a Personal Identification Number (PIN) by calling us at 800 992-8151. One of our Investor Services Associates will ask a series of questions to verify your identity and assign a temporary PIN that will allow you to log onto "Account Access" on our site. You will be prompted to change the temporary PIN to a new PIN, which will be known only to you, and then you may access your account information. You may also need to have bank account information, wire instructions, ACH instructions or other options established on your account.

ABN AMRO Funds has procedures in place to try to prevent unauthorized access to your account information. The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions on our Web site.

COMPENSATION TO INTERMEDIARIES

In addition to distribution and service fees paid by the Funds, the Advisers or their affiliates compensate many intermediaries that distribute and/or service investors in the Funds for various services out of their own assets and not as an additional charge to the Funds. These additional payments, which are sometimes referred to as "revenue sharing," may represent a premium over payments made by other fund families, and may create an added incentive for investment professionals to sell or recommend the Funds over other funds offered by competing fund families. The revenue sharing payments may differ for each fund within the ABN AMRO family of funds, including within the same intermediary, and across intermediaries. These payments include intercompany payments between the Adviser and its affiliates.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Funds attempt to obtain the best possible price and most favorable execution of transactions in their portfolio securities. There may be times when a Fund may pay one broker-dealer a commission that is greater than the amount that another broker-dealer may charge for the same transaction. The Adviser generally determines in good faith if the commission paid was reasonable in relation to the services provided by the broker-dealer. In selecting and monitoring broker-dealers and negotiating commissions, the Adviser consider a broker-dealer's reliability, the availability of research, the quality of its execution services and its financial condition.

Dividends, Distributions and Taxes

Certain tax considerations may apply to your investment in an ABN AMRO Fund. If you have any tax-related questions relating to your own investments, please consult your tax adviser. Further information regarding the federal income tax consequences of investing in the Funds is included in the SAI.

TAXES
For federal income tax purposes:

- The Funds pay dividends and distribute capital gains at different intervals. All dividends and distributions are automatically reinvested at NAV unless you choose to receive them in a cash payment. You can change your payment options at any time by writing to us.

- The tax treatment of dividends and distributions is the same whether you reinvest the distributions or elect to receive them in cash. You will receive a statement with the federal income tax status of your dividends and distributions for the prior year by January 31.

- Distributions of any net investment income, other than "qualified dividend income," are taxable to you as ordinary income.

- Distributions of "qualified dividend income" (i.e., generally dividends received by a Fund from domestic corporations and certain foreign corporations) will generally be taxed to individuals and other non-corporate investors in the Funds at rates applicable to long-term capital gains, provided certain holding period requirements contained in the Internal Revenue Code are satisfied. Dividends received by a Fund from certain foreign corporations are not expected to qualify for treatment as qualified dividend income when distributed by a Fund.

- Distributions declared in October, November or December and paid on or before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared.

- Distributions of net long-term capital gain (net long-term capital gain less any net short-term capital loss) are taxable as long-term capital gain regardless of how long you may have held the shares of a Fund. In contrast, distributions of net short-term capital gain (net short-term capital gain less any net long-term capital loss) are taxable as ordinary income regardless of how long you have held shares of a Fund.

- When you sell or exchange shares in a non-retirement account, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. The gain or loss may generally be treated as a long-term capital gain or loss if you held your shares for more than one year. If you held your shares for one year or less, the gain or loss will generally be treated as a short-term capital gain or loss taxable at ordinary federal income tax rates. You are responsible for any tax liabilities generated by your transactions.

- If you do not provide the ABN AMRO Funds with the complete and correct taxpayer identification information and required certification, or if the IRS so notifies us, you may be subject to backup withholding tax on dividends, distributions and redemption proceeds.

- If you purchase shares of a Fund just before a dividend or distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend."

- If the Fund qualifies (by having more than 50% of the value of its total assets at the close of the taxable year consist of stock or securities of foreign corporations) and elects to pass through foreign taxes paid on its investments during the year, such taxes will be reported to you as income. You may be able to claim an offsetting credit or deduction depending on your particular circumstances.

Financial Highlights

These financial highlights tables are to help you understand the Funds' financial performance. The following schedules present financial highlights for one share of the Funds outstanding throughout the periods indicated. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements as of October 31, 2005 which have been audited by Ernst & Young LLP, whose report, along with the Funds' financial statements, is included in the Funds' Annual Report, which is available upon request.

MONTAG & CALDWELL GROWTH FUND


                                                         Year          Year          Year          Year          Year
                                                        Ended         Ended         Ended         Ended         Ended
                                                       10/31/05      10/31/04      10/31/03      10/31/02      10/31/01
                                                       --------      --------      --------      --------      --------
Net Asset Value, Beginning of Period                  $    21.61    $    20.84    $    19.22    $    22.74    $    31.70
                                                      ----------    ----------    ----------    ----------    ----------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                     0.11(a)       0.10(a)       0.12(a)       0.11          0.09
  Net realized and unrealized gain (loss) on
    investments                                             1.83(a)       0.77(a)       1.66(a)      (3.48)        (4.90)
                                                      ----------    ----------    ----------    ----------    ----------
  Total from investment operations                          1.94          0.87          1.78         (3.37)        (4.81)
                                                      ----------    ----------    ----------    ----------    ----------
  LESS DISTRIBUTIONS:
  Distributions from and in excess of net
  investment income                                        (0.11)        (0.10)        (0.16)        (0.15)        (0.07)
  Distributions from net realized gain on
  investments                                                 --            --            --            --         (4.08)
                                                      ----------    ----------    ----------    ----------    ----------
  Total distributions                                      (0.11)        (0.10)        (0.16)        (0.15)        (4.15)
                                                      ----------    ----------    ----------    ----------    ----------
Net increase (decrease) in net asset value                  1.83          0.77          1.62         (3.52)        (8.96)
                                                      ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of Period                        $    23.44    $    21.61    $    20.84    $    19.22    $    22.74
                                                      ==========    ==========    ==========    ==========    ==========

TOTAL RETURN                                                8.99%         4.19%         9.35%       (14.91)%      (17.16)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                  $1,727,848    $2,184,511    $2,151,687    $1,325,116    $1,058,500
Ratios of expenses to average net assets:
  Before reimbursement and/or waiver of expenses
    by Adviser                                              0.75%         0.74%         0.77%         0.77%         0.77%
  After reimbursement and/or waiver of expenses by
    Adviser                                                 0.75%         0.74%         0.77%         0.77%         0.77%
Ratios of net investment income to average net
assets:
  Before reimbursement and/or waiver of expenses
    by Adviser                                              0.48%         0.48%         0.58%         0.52%         0.39%
  After reimbursement and/or waiver of expenses by
    Adviser                                                 0.48%         0.48%         0.58%         0.52%         0.39%
Portfolio Turnover                                         52.16%        52.86%        38.76%        38.23%        59.64%

(a)The selected per share data was calculated using the weighted average shares outstanding method for the period.

MONTAG & CALDWELL BALANCED FUND


                                                                 Year        Year        Year        Year        Year
                                                                Ended       Ended       Ended       Ended       Ended
                                                               10/31/05    10/31/04    10/31/03    10/31/02    10/31/01
                                                               --------    --------    --------    --------    --------
Net Asset Value, Beginning of Period                           $  15.81    $  15.57    $  14.82    $  16.49    $  18.62
                                                               --------    --------    --------    --------    --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(a)                                         0.21(b)     0.23(b)     0.25        0.32        0.38
  Net realized and unrealized gain (loss) on investments(a)        0.66(b)     0.30(b)     0.78       (1.64)      (1.49)
                                                               --------    --------    --------    --------    --------
  Total from investment operations                                 0.87        0.53        1.03       (1.32)      (1.11)
                                                               --------    --------    --------    --------    --------
  LESS DISTRIBUTIONS:
  Distributions from and in excess of net investment income       (0.29)      (0.29)      (0.28)      (0.35)      (0.40)
  Distributions from net realized gain on investments                --          --          --          --       (0.62)
                                                               --------    --------    --------    --------    --------
  Total distributions                                             (0.29)      (0.29)      (0.28)      (0.35)      (1.02)
                                                               --------    --------    --------    --------    --------
Net increase (decrease) in net asset value                         0.58        0.24        0.75       (1.67)      (2.13)
                                                               --------    --------    --------    --------    --------
Net Asset Value, End of Period                                 $  16.39    $  15.81    $  15.57    $  14.82    $  16.49
                                                               ========    ========    ========    ========    ========

TOTAL RETURN                                                       5.50%       3.41%       7.06%      (8.18)%     (6.13)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                            $19,609     $79,936    $141,031    $133,379    $179,688
Ratios of expenses to average net assets:
  Before reimbursement and/or waiver of expenses by Adviser        0.91%       0.87%       0.89%       0.87%       0.87%
  After reimbursement and/or waiver of expenses by Adviser         0.91%       0.87%       0.89%       0.87%       0.87%
Ratios of net investment income to average net assets:
  Before reimbursement and/or waiver of expenses by
    Adviser(a)                                                     1.29%       1.44%       1.69%       2.01%       2.25%
  After reimbursement and/or waiver of expenses by
    Adviser(a)                                                     1.29%       1.44%       1.69%       2.01%       2.25%
Portfolio Turnover                                                33.43%      35.90%      41.18%      32.87%      44.80%

(a)The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001 and reclassed paydown gain (loss) from realized gain (loss) to investment income. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain (loss) per share and the ratio of net investment income before and after reimbursement to average net assets is $(0.02), $0.02, (0.10)% and (0.10)%, respectively. Years prior to October 31, 2002 have not been adjusted for this change.

(b)The selected per share data was calculated using the weighted average shares outstanding method for the period.

General Information

If you wish to know more about ABN AMRO Funds, you will find additional information in the following documents:

SHAREHOLDER REPORTS

You will receive an unaudited semi-annual report dated April 30 and an annual report dated October 31 which is audited by an independent registered public accounting firm. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, which is incorporated into this prospectus by reference and dated March 1, 2006, as amended from time to time, is available to you without charge and can be mailed to you upon request. It contains more detailed information about the Funds.

HOW TO OBTAIN REPORTS


CONTACTING ABN AMRO FUNDS
You can get free copies of the reports and SAI, request other information and get answers to your questions about the Funds by contacting:

Address:    ABN AMRO Funds
            P.O. Box 9765
            Providence, RI 02940

Phone:      Shareholder Services &          800 992-8151
            Fund Literature
            Investment Advisor Services     800 597-9704

Web site:   www.abnamrofunds.com

OBTAINING INFORMATION FROM THE SEC
You can visit the EDGAR database on the SEC's Web site at http://www.sec.gov to view the SAI and other information. You can also view and copy information about the Funds at the SEC's Public Reference Room in Washington D.C. To find out more about the Public Reference Room, you can call the SEC at 202 942-8090. Also, you can obtain copies of this information after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington D.C. 20549-0102.

Investment Company Act File Number: 811-8004